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                                                                    EXHIBIT 23.2

                         CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Diedrich Coffee, Inc.:

We consent to the use in the Registration Statement on Form S-3, filed on or about October 5, 2001, of Diedrich Coffee, Inc. and subsidiaries of our report dated September 7, 2001 incorporated by reference herein and to the reference to our firm under the heading "Experts" in the Prospectus.

                                                       /s/ KPMG LLP

Orange County, California
October 5, 2001